UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22874

THL CREDIT SENIOR LOAN FUND

(Exact name of registrant as specified in charter)

227 West Monroe Street, Suite 3200

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Sabrina Rusnak-Carlson

100 Federal St., 31st Floor

Boston, MA 02110

(Name and address of agent for service)

Copies of Communications to:

Stephen H. Bier

Dechert LLP

1095 Avenue of the Americas

New York, NY 10036

Registrant's telephone number, including area code: (312) 702-8199

Date of fiscal year end: December 31

Date of reporting period: June 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

SEMI-ANNUAL REPORT

JUNE 30, 2018

1-844-409-6354 www.thlcredittslf.com

THL Credit Senior Loan Fund
Manager Commentary (unaudited)June 30, 2018

Fellow Shareholders:
Effective June 22, 2018, THL Credit Advisors LLC (“THL Credit”) assumed the role of sole investment advisor to THL Credit Senior Loan Fund (the “Fund”) with a reduced management fee of 80 bps of the average daily value of the Fund’s Managed Assets (defined as total assets of the Fund, including any assets attributable to borrowings for investment purposes, minus the sum of the Fund’s accrued liabilities, other than liabilities representing borrowings for investment purposes) (previously 105 bps) under an interim advisory agreement approved by the Fund’s Board of Trustees. A new advisory agreement with THL Credit as sole advisor and a management fee of 80 bps was approved the shareholders of the Fund at the Annual Meeting of Shareholders held on August 3, 2018. Additionally, THL Credit has agreed to limit certain specified, non-management expenses borne by the Fund to an amount not to exceed 0.25% per year.
The transition from sub-advisor to advisor has been seamless thus far and we are excited to have this opportunity to serve the Fund and its shareholders in our new capacity.
First Half 2018 Market Overview
The U.S. Leveraged Loan Market, as measured by the Credit Suisse Leveraged Loan Index (the “Index”)1, demonstrated positive performance in 2018. The Index posted returns for the six-month period ended June 30, 2018 of 2.38%, comparable to the six-month period ended December 31, 2017 of 2.24%2. Positive returns in the first six months of the year continued to trend toward lower-rated assets, second-lien loans and smaller facilities. The average price of the Index rose during 2018, beginning the year at $97.63 and ending the six-month period at $97.853.
Further, the new-issue loan volume was robust during the first half of the year, totaling $502 billion for the six-month period4. During the first quarter of 2018, repricings and refinancings accounted for 69% of new issuance4 placing downward pressure on new-issue spreads. While repricings and refinancings still dominated new issuance in the second quarter of 2018 at 65%4, merger and acquisition (“M&A”) activity experienced a 20% increase in volume in the second quarter versus the first quarter4 on the heels of 26 acquisition-related deals sized above $1 billion (more than twice the number of  $1 billion deals in the first quarter)5. The increase in M&A and sponsored financing has also led to an increase in second-lien issuance, with $6.1 billion of new second-lien issuance in the first quarter and $10.4 billion in the second quarter5. The increase in M&A new issuance helped to alleviate the pricing pressures from the previous quarter. New-issue spreads for single-B borrowers dipped to 336 bps at the end of March 2018 but ended June 2018 at 379 bps, nearly flat with the end of 20175.
During the first half of 2018, demand for loans was strong. Retail bank loan mutual funds experienced inflows every month during the first half of 2018, totaling $11.9 billion, a positive reversal of the outflows in the market experienced from August through December 20174. Institutional investors maintained continued demand via Collateralized Loan Obligations (“CLOs”), with total new CLO issuance, excluding refinancings and resets, of  $69.8 billion during the first six months of the year up slightly from the $64.6 billion issued during the last six months of 20174.
After peaking in March 2018 at 2.42%, the bank loan default rate ended the first half of the year at 1.95%, down slightly from 2.05% at December 31, 20176. The rate at June 2018 includes nine Chapter 11 filings since the beginning of the year.
THL Credit Senior Loan Fund Performance
As of June 30, 2018, the Fund had total investments in securities recorded at fair value of $199.2 million and net assets of  $136.3 million. The Fund’s net asset value (“NAV”) on June 30, 2018 was $18.38 per share, essentially flat to the NAV of  $18.37 on December 31, 2017. Through June 30, 2018, the Fund paid a monthly distribution of  $0.096 per share.
For the six months ended June 30, 2018, the Fund had returns of 3.21% and 5.90% on a NAV and market price basis, respectively, while the Index returned 2.38% over the same period. Since inception through June 30, 2018, on an annualized basis, the Fund had returns of 6.28% and 4.39% on a NAV and market
   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2018   1

THL Credit Senior Loan Fund
Manager Commentary (unaudited) (continued)June 30, 2018

price basis, respectively, with the Index returning 4.09% over the same period. During the first half of 2018, the Fund traded at an average discount to NAV of  -7.39%.
The Fund’s continued outperformance relative to the Index is attributable to a combination of portfolio allocation, asset selection and the utilization of leverage. During the first six-month period of 2018, smaller deal sizes, lower credit quality assets and second lien loans produced higher returns relative to other assets in the Index and the Fund was more heavily invested in these areas relative to the Index. The Fund, as a percentage of par, had 8.1% and 6.5% of its portfolio allocated to second lien loans and fixed-rate high yield corporate bonds, respectively. Comparatively, the Index was only allocated 4.0% to second-lien loans7 and does not have an allocation to high yield corporate bonds. Additionally, the Fund’s investments, as a percentage of par, were more heavily allocated towards the lower end of the credit spectrum, with 63.7% allocated to B and 15.4% to CCC and below. The Index skewed toward higher credit quality, with only 47.8% allocated to B/Split B and 4.7% allocated to CCC/Split CCC7.
The Fund’s borrowings as of June 30, 2018 were $58.0 million, flat with December 31, 2017. As a percentage of Managed Assets, leverage decreased minimally to 29.8% at June 30, 2018 from 29.9% at December 31, 2017. Over the six-month period, leverage as a percentage of Managed Assets averaged 29.7%.
The Fund earned $6.6 million in interest income for the six month period ended June 30, 2018, a decrease of 4.0% from the last six months of 2017. The Fund continued to benefit from rising rates, with 3-month US LIBOR rising from 1.69% as of December 31, 2017 to 2.34% as of June 30, 2018 and 1-month US LIBOR rising from 1.56% to 2.09% over the same time period8. Over the first half of 2018, the Fund also saw a shift in the underlying reference rates being used. At December 31, 2017, approximately 53% of the Fund’s floating rate securities were priced at 3-month US LIBOR; by June 30, 2018, approximately 54% of the Fund’s floating rate securities were priced using 1-month US LIBOR. The benefit of the rise in reference rates was offset by a decrease in the portfolio’s spreads over the period, with the portfolio’s weighted average spread on its floating rate loans decreasing by 45 bps from December 31, 2017 to June 30, 2018. Overall, the weighted average coupon (reference rate plus spread) of the portfolio increased by approximately 20 bps from December 31, 2017 to June 30, 2018. During the first half of 2018, repricing and refinancing activity in the portfolio generated less income from amendment fees and gains on repayments, offsetting increases in coupon income.
Total Fund expenses were $2.3 million for the six-month period ended June 30, 2018, an increase of  $56,000 over the last six months of 2017. The increase in expenses was driven primarily by increased borrowing costs, with interest expense increasing $169,000 in the first six months of 2018 compared to the last six months of 2017. This increase in borrowing costs was driven by rise in LIBOR rates, with 1-month US LIBOR increasing from 53 bps from the end of 2017 to the end of June 2018, as noted above. Additionally, the Fund entered into a new credit facility in October 2017 to replace its expiring facility, and the new three-year term facility had an increased spread of 95 bps compared to the previous spread of 80 bps. The first six month period of 2018 reflects that increased spread for the entire period, whereas the last six month period of 2017 only reflected the increased spread for approximately three months after the new facility was signed. The Fund also had a decrease in its advisory fees of  $27,000 related primarily to reduction in advisory fee rate from 1.05% to 0.80% on June 22, 2018, and a decrease in professional fees of  $71,000.
During the first half of 2018, the Fund had one holding, HGIM, which declared chapter 11 bankruptcy and is currently going through a reorganization.
Net of Fund expenses, the Fund generated $4.3 million in net investment income, down 7.1% from the last six months of 2017.
Please feel free to contact us at any time: tslf@thlcredit.com or 1.844.409.6354. Additional information is available on our website at www.thlcredittslf.com.
2   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2018

THL Credit Senior Loan Fund
Manager Commentary (unaudited) (continued)June 30, 2018

On behalf of the management team, I thank you for your continued commitment to the THL Credit Senior Loan Fund.
Sincerely,
Brian W. Good
President, THL Credit Senior Loan Fund
Senior Managing Director/Co-Head, Tradable Credit
The views expressed reflect the opinion of THL Credit as of the date of this report and are subject to change at any time based on changes in the market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results. THL Credit is not obligated to publicly update or revise any of the views expressed herein.

1
The Credit Suisse Leveraged Loan Index is an unmanaged market value-weighted index designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. New issues are added to the index on their effective date if they qualify according to the following criteria: loan facilities must be rated “BB” or lower; only fully-funded term loan facilities are included; and issuers must be domiciled in developed countries. It is not possible to invest directly in an index.

2
Credit Suisse Leveraged Loan Index monthly returns for 2017 and 2018.

3
Credit Suisse Leveraged Loan Index average prices as of December 31, 2017 and June 30, 2018.

4
J.P. Morgan leveraged Loan Market Monitor as of March 31, 2018 and June 30, 2018.

5
S&P/LCD Quarterly Review – First Quarter 2018 and Second Quarter 2018.

6
S&P Capital IQ LCD according to the S&P/LSTA Leveraged Loan Index Default Rate as of December 31, 2017 and June 30, 2018.

7
Credit Suisse Leveraged Loan Index profile by market weight as of June 30, 2018.

8
Bloomberg.

   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2018   3

THL Credit Senior Loan Fund
Performance & Statistics (unaudited) June 30, 2018

TSLF’s Portfolio Composition(1)
TSLF’s S&P Rating(3)
Portfolio Characteristics(4)
Weighted Average Loan Spread(5)	4.36%
Weighted Average Days to Reset	48
Weighted Average Bond Coupon Rate	6.37%
Weighted Average Bond Duration (years)	5.12
Average Position Size	$992,323
Number of Positions	191
(1)
As a percentage of fair value of total investment held.

(2)
Less than 0.05%.

(3)
As a percentage of fair value of investments, excluding short term investments.

(4)
Excluding short term investments.

(5)
Exclusive of LIBOR floors.

(6)
Annualized.

(7)
Operations commenced on September 20, 2013.

(8)
Reflects adjustments in accordance with accounting principles generally accepted in the United States of America. The net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns reported on June 30, 2018.

(9)
Source: Bloomberg. Credit Suisse Leveraged Loan Index is an unmanaged market value-weighted index designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. New issues are added to the index on their effective date if they qualify according to the following criteria: loan facilities must be rated “BB” or lower; only fully-funded term loan facilities are included; and issuers must be domiciled in developed countries. It is not possible to invest directly in an index.

(10)
Top 10 Holdings does not include the Morgan Stanley Institutional Liquidity Treasury Portfolio – Institutional Share Class, with represents 4.83% of the fair value of total investments held.

(11)
Industry classifications are based upon Moody’s Industry Classifications.

The information shown is subject to change and is provided for informational purposes only. Ratings are based on S&P Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by Standard and Poor’s are considered to be investment grade quality. Information shown is as of June 30, 2018. Current information may differ from that shown.
TSLF Total Return
	6 Month	1 Year	3 Year(6)	Since Inception(6)(7)
THL Credit Senior Loan Fund
NAV(8)	3.21%	5.19%	6.56%	6.28%
Market Price	5.90%	4.19%	8.68%	4.39%
CS Leveraged Loan Index(9)	2.38%	4.67%	4.33%	4.09%
Data shown represents past performance and is no guarantee of future results. Market price and net asset value (NAV) of a Fund’s shares will fluctuate with market conditions. Current performance may be higher or lower than the performance shown.
Top 10 Holdings(1)(10)
Avaya, Inc., Tranche B Term Loan – First Lien	2.80%
Getty Images, Inc., Initial Term Loan – First Lien	2.09%
Scientific Games International, Inc. (AKA SGMS), Initial Term Loan B-5 – First Lien	1.78%
Albertson’s LLC, 2017-1 Term Loan B-4 – First Lien	1.76%
Gruden Acquisition, Inc. (Quality Distribution LLC), Incremental Term Loan – First Lien	1.71%
FPC Holdings, Inc. (Fleetpride Corp.), Term Loan – First Lien	1.51%
Radiate Holdco LLC (RCN Grande), Closing Date Term Loan – First Lien	1.48%
Sirva Worldwide, Inc., Term Loan – First Lien	1.39%
Inovalon Holdings, Inc., Term Loan B – First Lien	1.35%
Cvent Inc., Term Loan B – First Lien	1.25%
Top 5 Industry Holdings(1)(11)
Services: Business	13.77%
Technology: Software	11.82%
Technology: Services	6.00%
Retail	5.64%
Manufacturing	5.42%

4   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2018

THL Credit Senior Loan Fund
Schedule of Investments† (unaudited)June 30, 2018

Investments	Principal	Value
SENIOR LOANS(a) – 130.0% (89.0% of Total Investments)
Aerospace & Defense – 3.3%
Advanced Integration Technology LP, Term B-1 Loan – First Lien, 7.220% (3-Month USD LIBOR + 4.750%), 04/03/23(b)	$1,473,844	$1,473,844
Constellis Holdings LLC, Term Loan B – First Lien, 7.330% (3-Month USD LIBOR + 5.000%), 04/22/24	1,980,000	1,990,721
Constellis Holdings LLC, Term Loan – Second Lien, 11.330% (3-Month USD LIBOR + 9.000%), 04/21/25	1,000,000	1,011,875
Total Aerospace & Defense		4,476,440
Automotive – 2.2%
APC Aftermarket (AP Exhaust Acquisition/CWD, LLC), Initial Term Loan – First Lien, 7.360% (3-Month USD LIBOR + 5.000%), 05/10/24(b)	495,000	486,338
BBB Industries US Holdings, Inc., Term B Loan – First Lien, 6.590% (1-Month USD LIBOR + 4.500%), 11/03/21(b)	1,416,716	1,418,487
EOC Group, Inc. (Mavis Tire Express Services), Closing Date Term Loan – First Lien, 5.330% (3-Month USD LIBOR + 3.250%), 03/15/25	429,924	427,237
Tenneco, Inc., Term Loan B – First Lien, (LIBOR + 2.500%), 06/14/25(c)	640,000	634,803
Total Automotive		2,966,865
Banking, Finance, Insurance & Real Estate – 3.7%
AssuredPartners Capital, Inc., 2017 September Refinancing Term Loan – First Lien, 5.340% (1-Month USD LIBOR + 3.250%), 10/22/24	496,256	494,708
Asurion LLC (Asurion Delivery and Installation Services, Inc.), Term Loans B-6 – First Lien, 4.840% (1-Month USD LIBOR + 2.750%), 11/03/23	1,549,948	1,549,669
Asurion LLC (Asurion Delivery and Installation Services, Inc.), Term Loan B-7 – First Lien, (LIBOR + 3.000%), 11/03/24(b)(c)	500,000	498,750
Focus Financial Partners LLC, Term Loan – First Lien, 4.840% (3-Month USD LIBOR + 2.750%), 07/03/24	992,500	994,569
USI, Inc., Term Loan B - First Lien, 5.330% (3-Month USD LIBOR + 3.000%), 05/16/24	1,488,750	1,481,865
Total Banking, Finance, Insurance & Real Estate		5,019,561
Beverage, Food & Tobacco – 1.7%
CHG PPC Parent LLC, Term Loan B - First Lien, 4.840% (1-Month USD LIBOR + 2.750%), 03/23/25(b)	875,000	872,813
Flavors Holdings, Inc., Tranche B Term Loan – First Lien, 8.080% (3-Month USD LIBOR + 5.750%), 04/04/20(b)	790,714	735,364
Flavors Holdings, Inc., Initial Term Loan – Second Lien, 12.330% (3-Month USD LIBOR + 10.000%), 10/03/21(b)	1,000,000	775,000
Total Beverage, Food & Tobacco		2,383,177
Building & Construction – 0.9%
Can Am Construction Inc., Closing Date Term Loan – First Lien, 7.590% (1-Month USD LIBOR + 5.500%), 07/02/24 (Canada)(b)	1,188,000	1,202,850
Capital Goods – 1.0%
Crosby US Acquisition Corp., Initial Term Loan – First Lien, 5.080% (3-Month USD LIBOR + 3.000%), 11/23/20	1,447,268	1,425,559

See accompanying Notes to Financial Statements
   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2018   5

THL Credit Senior Loan Fund
Schedule of Investments† (unaudited) (continued)June 30, 2018

Investments	Principal	Value
SENIOR LOANS(a) (continued)
Chemicals, Plastics & Rubber – 0.3%
Verdesian Life Sciences LLC, Initial Term Loan – First Lien, 7.360% (3-Month USD LIBOR + 5.000%), 07/01/20(b)	$495,646	$478,298
Consumer Products: Non Durables – 2.6%
ABG Intermediate Holdings 2 LLC, Term Loan 2017 – First Lien, 5.590% (3-Month USD LIBOR + 3.500%), 09/26/24	744,375	743,288
ABG Intermediate Holdings 2 LLC, Initial Term Loan – Second Lien, 9.840% (3-Month USD LIBOR + 7.750%), 09/26/25(b)	625,000	626,563
Varsity Brands, Inc. (Hercules Achievement), Initial Term Loan – First Lien, 5.590% (1-Month USD LIBOR + 3.500%), 12/16/24	995,000	997,174
Vince Intermediate Holding LLC, Initial Term Loan – First Lien, 9.360% (3-Month USD LIBOR + 7.000%), 11/27/19(b)	177,143	166,514
ZEP, Inc. (Acuity Special Products), Initial Term Loan – First Lien, 6.330% (3-Month USD LIBOR + 4.000%), 08/12/24	992,500	971,821
Total Consumer Products: Non Durables		3,505,360
Electrical Equipment – 0.7%
Blount International, Inc., Term Loan 2017 – First Lien, 6.230% (1-Month USD LIBOR + 4.250%), 04/12/23	997,500	1,004,986
Energy, Oil & Gas – 4.7%
Delek US Holdings, Inc., Term Loan B – First Lien, 4.590% (1-Month USD LIBOR + 2.500%), 03/13/25(b)	748,125	746,255
Gulf Finance, LLC, Tranche B Term Loan – First Lien, 7.590% (3-Month USD LIBOR + 5.250%), 08/25/23	2,320,941	2,013,416
HGIM Corp. (Harvey Gulf), Term Loan B – First Lien, 8.500% (PRIME + 3.500%), 06/18/20(g)	4,031,084	1,733,366
TerraForm AP Acquisition Holdings LLC, Loans – First Lien, 6.580% (3-Month USD LIBOR + 4.250%), 06/27/22	621,698	624,418
W3 Topco LLC (Total Safety), Initial Term Loan – 2017 – First Lien, 8.330% (1-Month USD LIBOR + 6.000%), 03/08/22	1,240,578	1,236,447
Total Energy, Oil & Gas		6,353,902
Healthcare & Pharmaceuticals – 5.7%
Alvogen Pharma US, Inc., Term Loan B – First Lien, 6.840% (1-Month USD LIBOR + 4.750%), 04/02/22	2,446,392	2,455,578
HCA, Inc., Term Loan B10 – First Lien, 4.090% (1-Month USD LIBOR + 2.000%), 03/07/25	997,500	1,001,804
LifeScan Global Corp., Term Loan – First Lien, (LIBOR + 6.000%), 06/18/24(b)(c)	1,125,000	1,094,062
Midwest Physician Administrative Services, LLC (ACOF V DP Acquiror LLC aka Dupage Medical Group), Initial Term Loan – Second Lien, 9.090% (1-Month USD LIBOR + 7.000%), 08/15/25(b)	734,282	737,953
On Assignment, Inc., Term Loan 2018 – First Lien, 4.090% (1-Month USD LIBOR + 2.000%), 02/20/25	1,316,454	1,316,046
Valeant Pharmaceuticals International, Inc., Initial Term Loan – First Lien, 4.980% (1-Month USD LIBOR + 3.000%), 06/01/25 (Canada)(c)	1,217,625	1,215,093
Total Healthcare & Pharmaceuticals		7,820,536

See accompanying Notes to Financial Statements
6   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2018

THL Credit Senior Loan Fund
Schedule of Investments† (unaudited) (continued)June 30, 2018

Investments	Principal	Value
SENIOR LOANS(a) (continued)
Hotel, Gaming & Leisure – 5.2%
AP Gaming I LLC (American Gaming Systems), 2018 Refinance Term Loan – First Lien, 6.340% (1-Month USD LIBOR + 4.250%), 02/15/24	$1,082,812	$1,092,742
Las Vegas Sands LLC, Term Loan B – First Lien, 3.840% (1-Month USD LIBOR + 1.750%), 03/27/25	498,750	495,989
Parq Holdings LP (Canada), Term Loan – First Lien, 9.830% (3-Month USD LIBOR + 7.500%), 12/17/20(b)	1,985,000	1,989,963
Scientific Games International, Inc. (AKA SGMS), Initial Term Loan B-5 – First Lien, 4.920% (2-Month USD LIBOR + 2.750%), 08/14/24	3,553,917	3,535,046
Total Hotel, Gaming & Leisure		7,113,740
Manufacturing – 7.9%
CPM Holdings, Inc., Initial Term Loan – First Lien, 5.590% (1-Month USD LIBOR + 3.500%), 04/11/22	2,035,742	2,061,189
CPM Acquisition Corp/Crown Acquisition Corp., 2017 Incremental Term Loan – Second Lien, 10.340% (1-Month USD LIBOR + 8.250%), 04/10/23	743,201	758,533
MTS System Corp., Tranche B Term Loan 2017 – First Lien, 5.340% (1-Month USD LIBOR + 3.250%), 07/05/23(b)	1,280,107	1,283,307
Navistar, Inc., Tranche B Term Loan – First Lien, 5.530% (1-Month USD LIBOR + 3.500%), 11/06/24	1,995,000	1,998,751
NN Inc., Term Loan – Second Lien, 10.030% (1-Month USD LIBOR + 8.000%), 04/19/23(b)	1,000,000	995,000
Preferred Proppants LLC (Preferred Sands), Term Loan – First Lien, 8.080% (3-Month USD LIBOR + 5.750%), 07/27/20	2,529,987	2,387,675
Southwire Company LLC, Term Loan B – First Lien, 4.090% (1-Month USD LIBOR + 2.000%), 05/15/25	566,667	567,375
Vertiv Group Corp., Term B Loan – First Lien, 6.000% (1-Month USD LIBOR + 4.000%), 11/30/23	752,155	748,394
Total Manufacturing		10,800,224
Media: Advertising, Printing & Publishing – 0.7%
Harland Clarke Hldgs, Initial Term Loan – First Lien, 7.080% (3-Month USD LIBOR + 4.750%), 11/03/23	962,903	940,439
Media: Broadcasting & Subscription – 5.4%
CSC Holdings LLC, March 2017 Refinancing Term Loan – First Lien, 4.320% (1-Month USD LIBOR + 2.250%), 07/17/25	1,069,205	1,063,746
CSC Holdings, Inc., January 2018 Incremental Term Loan – First Lien, 4.570% (1-Month USD LIBOR + 2.500%), 01/12/26	1,000,000	998,330
Radiate Holdco LLC (RCN Grande), Closing Date Term Loan – First Lien, 5.090% (1-Month USD LIBOR + 3.000%), 02/01/24	2,987,399	2,947,951
Tribune Company, Term C Loan – First Lien, 5.090% (1-Month USD LIBOR + 3.000%), 01/26/24	947,371	947,963
Urban One (Radio One, Inc.), Initial Term Loan – First Lien, 6.100% (1-Month USD LIBOR + 4.000%), 04/18/23(b)	1,484,962	1,463,616
Total Media: Broadcasting & Subscription		7,421,606

See accompanying Notes to Financial Statements
   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2018   7

THL Credit Senior Loan Fund
Schedule of Investments† (unaudited) (continued)June 30, 2018

Investments	Principal	Value
SENIOR LOANS(a) (continued)
Media: Diversified and Services – 1.8%
IMG LLC/William Morris Endeavor Entertainment LLC (aka: WME Entertainment / IRIS Merger Sub), New Term Loan B-1 – First Lien, 4.930% (2-Month USD LIBOR + 2.750%), 05/16/25	$1,925,549	$1,912,918
SESAC Holdco II LLC, Term Loan – Second Lien, 9.340% (1-Month USD LIBOR + 7.250%), 02/24/25	500,000	496,975
Total Media: Diversified and Services		2,409,893
Media: Services – 3.1%
Getty Images, Inc., Initial Term Loan – First Lien, 5.590% (3-Month USD LIBOR + 3.500%), 10/18/19	4,300,018	4,163,191
Metals & Mining – 1.3%
ASP Prince Merger Sub, Inc.(aka PMHC II, Inc.), Term Loan – First Lien, 6.000% (3-Month USD LIBOR + 3.500%), 03/20/25	748,125	749,060
Big River Steel LLC, Closing Date Term Loan – First Lien, 7.330% (3-Month USD LIBOR + 5.000%), 08/23/23	992,500	1,009,254
Total Metals & Mining		1,758,314
Packaging – 0.8%
Fortress Merger Sub, Inc. (Fort Dearborn Company), Initial Term Loan – Second Lien, 10.810% (3-Month USD LIBOR + 8.500%), 10/21/24(b)	1,140,000	1,083,000
Restaurants – 1.9%
Miller’s Ale House, Inc., Term Loan – First Lien, 6.840% (1-Month USD LIBOR + 4.750%), 05/21/25(b)	1,200,000	1,201,500
Steak n Shake Operations, Inc., Term Loan – First Lien, 5.850% (1-Month USD LIBOR + 3.750%), 03/19/21(b)	1,679,982	1,461,584
Total Restaurants		2,663,084
Retail – 8.1%
Albertson’s LLC, 2017-1 Term Loan B-4 – First Lien, 4.840% (1-Month USD LIBOR + 2.750%), 08/25/21	3,538,910	3,509,961
American Sportsman Holdings Co. (Bass Pro), Initial Term Loan – First Lien, 7.090% (1-Month USD LIBOR + 5.000%), 09/25/24	1,488,750	1,492,941
BI-LO LLC (Southeastern Grocers), Initial Term Loan – First Lien, 10.170% (2-Month USD LIBOR + 8.000%), 05/31/24	900,000	871,317
CH Hold Corp. (Caliber Collision), Initial Term Loan – First Lien, 5.090% (1-Month USD LIBOR + 3.000%), 02/01/24	409,053	409,438
CH Hold Corp. (Caliber Collision), Initial Term Loan – Second Lien, 9.340% (1-Month USD LIBOR + 7.250%), 02/03/25(b)	500,000	508,125
Charming Charlie LLC, Converted Tranche A Term Loan – First Lien, 12.360% (3-Month USD LIBOR + 10.000%), 04/24/23(b)(d)	381,438	295,614
Charming Charlie LLC, Converted Tranche B Term Loan – First Lien, 12.360% (3-Month USD LIBOR + 10.000%), 04/24/23(b)(d)	457,725	308,964
CWGS Group, LLC (Camping World), Term Loan – First Lien, 4.770% (1-Month USD LIBOR + 2.750%), 11/08/23	2,417,977	2,394,099
FullBeauty Brands LP / OSP Group, Inc. (a/k/a OneStopPlus Group & Redcats USA), Initial Term Loan – First Lien, 6.840% (1-Month USD LIBOR + 4.750%), 10/14/22	977,218	405,545
See accompanying Notes to Financial Statements
8   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2018

THL Credit Senior Loan Fund
Schedule of Investments† (unaudited) (continued)June 30, 2018

Investments	Principal	Value
SENIOR LOANS(a) (continued)
Retail – 8.1% (continued)
Petco Animal Supply (PET Acquisition Merger Sub LLC), Term Loan – First Lien, 5.610% (3-Month USD LIBOR + 3.250%), 01/26/23	$1,246,067	$902,882
Total Retail		11,098,886
Services: Business – 18.8%
Air Methods Corp., Term Loan B – First Lien, 5.830% (3-Month USD LIBOR + 3.500%), 04/21/24	2,000,000	1,923,130
Brand Energy & Infrastructure Services, Inc., Term Loan – First Lien, 6.610% (3-Month USD LIBOR + 4.250%), 06/15/24	1,191,000	1,194,651
CT Technologies Intermediate Holdings, Inc. (HealthPort), New Term Loan – First Lien, 6.340% (1-Month USD LIBOR + 4.250%), 12/01/21	1,930,300	1,832,173
Cvent Inc., Term Loan B – First Lien, 5.840% (1-Month USD LIBOR + 3.750%), 11/29/24	2,481,281	2,482,832
EAB (Education Advisory Board/Avatar Purchaser, Inc.), Term Loan – First Lien, 6.250% (3-Month USD LIBOR + 3.750%), 11/17/24	1,346,625	1,329,792
Garda World Security Corp. (GW Horos Security Corp.), Term B Loan – First Lien, 5.800% (PRIME + 2.500%), 05/24/24 (Canada)	593,529	594,826
Help/Systems Holdings, Inc., Term Loan – First Lien, 5.840% (3-Month USD LIBOR + 3.750%), 03/23/25	666,667	667,500
I-Logic Technologies Bidco Ltd (Dealogic), Term B – First Lien, 6.090% (3-Month USD LIBOR + 4.000%), 12/21/24(b)	1,419,257	1,419,257
Mavenir Systems, Inc., Term Loan B – First Lien, 8.030% (1-Month USD LIBOR + 6.000%), 05/01/25(b)	1,000,000	1,002,500
Mitchell International, Inc., Initial Term Loan – Second Lien, 9.340% (1-Month USD LIBOR + 7.250%), 12/01/25	1,000,000	1,002,815
New Insight Holdings Inc. (Research Now), Initial Term Loan – First Lien, 7.860% (3-Month USD LIBOR + 5.500%), 12/08/24	349,976	344,727
Red Ventures LLC, Term Loan – First Lien, 6.090% (1-Month USD LIBOR + 4.000%), 11/08/24	1,985,000	1,997,823
Red Ventures LLC, Term Loan – Second Lien, 10.090% (1-Month USD LIBOR + 8.000%), 11/08/25	228,448	233,017
RentPath, Inc., Term Loan – Second Lien, 11.100% (1-Month USD LIBOR + 9.000%), 12/19/22(b)	1,000,000	905,000
Shutterfly, Inc., Incremental Term Loan – First Lien, 4.850% (1-Month USD LIBOR + 2.750%), 08/17/24	625,000	626,825
Sirva Worldwide, Inc., Term Loan – First Lien, 8.810% (3-Month USD LIBOR + 6.500%), 11/24/22(b)	2,756,588	2,766,925
Solera Holdings, Inc., Dollar Term Loan – First Lien, 4.840% (1-Month USD LIBOR + 2.750%), 02/28/23	1,906,530	1,900,572
TKC Holdings, Inc., Initial Term Loan – First Lien, 5.850% (3-Month USD LIBOR + 3.750%), 02/01/23	987,500	986,883
TKC Holdings, Inc., Initial Term Loan – Second Lien, 10.100% (3-Month USD LIBOR + 8.000%), 02/01/24	500,000	501,665
Trader Corp., 2017 Refinancing Term Loan – First Lien, 5.100% (3-Month USD LIBOR + 3.000%), 09/28/23	916,519	915,373
See accompanying Notes to Financial Statements
   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2018   9

THL Credit Senior Loan Fund
Schedule of Investments† (unaudited) (continued)June 30, 2018

Investments	Principal	Value
SENIOR LOANS(a) (continued)
Services: Business – 18.8% (continued)
USIC Holdings, Inc., New Term Loan – First Lien, 5.340% (3-Month USD LIBOR + 3.250%), 12/08/23	$985,326	$984,912
Total Services: Business		25,613,198
Services: Consumer – 3.5%
Heartland Dental LLC, Initial Term Loan – First Lien, 5.840% (1-Month USD LIBOR + 3.750%), 04/30/25(b)	978,261	973,981
Pre-Paid Legal Services, Inc. (Legalshield), Term Loan – First Lien, 5.230% (1-Month USD LIBOR + 3.250%), 04/13/25	1,000,000	1,006,250
TruGreen LP, Initial Incremental Term Loan – First Lien, 6.050% (1-Month USD LIBOR + 4.000%), 04/13/23(b)	987,538	999,882
Weight Watchers International, Inc., Term Loan B – First Lien, 6.760% (3-Month USD LIBOR + 4.750%), 11/29/24	1,755,000	1,778,587
Total Services: Consumer		4,758,700
Services: Rental – 0.3%
North American Lifting Holdings, Inc. (TNT Crane), Initial Term Loan – Second Lien, 11.330% (3-Month USD LIBOR + 9.000%), 11/26/21	500,000	409,165
Technology: Hardware – 1.3%
Plantronics, Inc., Term Loan B – First Lien, (LIBOR + 2.250%), 05/31/25(c)	1,750,000	1,749,186
Technology: Semiconductor – 1.5%
M/A-COM Technology Solutions Holdings, Inc., Initial Term Loan – First Lien, 4.340% (1-Month USD LIBOR + 2.250%), 05/20/24	1,104,981	1,088,870
Microchip Technology, Inc., Term Loan – First Lien, 4.100% (1-Month USD LIBOR + 2.000%), 05/16/25	1,000,000	1,000,210
Total Technology: Semiconductor		2,089,080
Technology: Services – 8.8%
ConvergeOne Holdings Corp., New Term Loan – First Lien, 5.840% (1-Month USD LIBOR + 3.750%), 04/04/25	1,625,000	1,621,961
CPI Acquisition, Inc. Term Loan B – First Lien, 6.360% (3-Month USD LIBOR + 4.500%), 08/17/22	531,250	322,734
DigiCert, Inc. (Unipeg Merger Corp.), 2017 Term Loan B2 – First Lien, 6.840% (3-Month USD LIBOR + 4.750%), 10/31/24	997,500	998,124
DigiCert, Inc. (Unipeg Merger Corp.), Term Loan – Second Lien, 10.090% (3-Month USD LIBOR + 8.000%), 10/31/25	750,000	734,531
Everi Payments, Inc. (Global Cash Access), Term B Loan – First Lien, 5.090% (2-Month USD LIBOR + 3.000%), 05/09/24	990,000	991,030
Impala Private Holdings II LLC (Intralinks), Term Loan – First Lien, 6.100% (1-Month USD LIBOR + 4.000%), 11/14/24	995,000	995,314
Inovalon Holdings, Inc., Term Loan B – First Lien, 5.560% (1-Month USD LIBOR + 3.500%), 03/28/25	2,750,000	2,682,969
MH Sub I, LLC and Micro Holding Corp. (Internet Brands), Amendment No 2 Initial Term Loan – First Lien, 5.840% (1-Month USD LIBOR + 3.750%), 09/16/24	1,926,296	1,928,309
MH Sub I, LLC and Micro Holding Corp. (Internet Brands), Term Loan – Second Lien, 9.590% (1-Month USD LIBOR + 7.500%), 09/15/25	250,000	252,656
See accompanying Notes to Financial Statements
10   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2018

THL Credit Senior Loan Fund
Schedule of Investments† (unaudited) (continued)June 30, 2018

Investments	Principal	Value
SENIOR LOANS(a) (continued)
Technology: Services – 8.8% (continued)
SCS Holdings, Inc. (Sirius Computer Solutions), New Tranche B Term Loan – First Lien, 6.340% (1-Month USD LIBOR + 4.250%), 10/30/22	$1,417,622	$1,423,824
Total Technology: Services		11,951,452
Technology: Software – 17.3%
Almonde, Inc. (Misys/Finastra), Dollar Term Loan – First Lien, 5.810% (3-Month USD LIBOR + 3.500%), 06/13/24	2,484,981	2,444,774
Almonde, Inc. (Misys/Finastra), Dollar Term Loan – Second Lien, 9.560% (3-Month USD LIBOR + 7.250%), 06/13/25	500,000	482,968
Banff Merger Sub, Inc. (BMC), Term Loan B – First Lien, (LIBOR + 3.500%), 06/27/25(b)(c)	1,350,000	1,343,250
Bomgar Corp. (Brave Parent Holdings), Initial Term Loan – First Lien, 6.330% (3-Month USD LIBOR + 4.000%), 04/18/25(b)	500,000	503,125
Canyon Valor Companies (GTCR Valor Cos Inc. (aka Cision AB)), Initial Dollar Term Loan – First Lien, 5.580% (1-Month USD LIBOR + 3.250%), 06/16/23	1,907,705	1,907,705
Compuware Corp., Tranche B-3 Term Loan – First Lien, 5.590% (1-Month USD LIBOR + 3.500%), 12/15/21	1,387,990	1,392,848
Greeneden U.S. Holdings II, LLC (Genesys Telecommunications Laboratories), Term Loan B-3 – First Lien, 5.830% (3-Month USD LIBOR + 3.500%), 12/01/23	1,477,612	1,479,459
Infoblox, Inc., New Term Loan – First Lien, 6.590% (1-Month USD LIBOR + 4.500%), 11/07/23	2,146,505	2,168,861
Infoblox, Inc., Term Loan – Second Lien, 10.840% (1-Month USD LIBOR + 8.750%), 11/07/24	1,000,000	1,004,500
PNI Canada Acquireco Corp. (Sandvine), Initial Term Loan – First Lien, 7.840% (3-Month USD LIBOR + 5.750%), 09/21/22 (Canada)	905,656	913,581
Project Alpha Intermediate Holding, Inc. (Qlik), Term Loan – First Lien, 5.990% (6-Month USD LIBOR + 3.500%), 04/26/24(b)	1,980,000	1,972,575
SolarWinds, Inc., 2018 Refinancing Term Loan – First Lien, 5.090% (1-Month USD LIBOR + 3.000%), 02/05/24	1,530,769	1,532,040
SonicWall, Inc., Term Loan – First Lien, 5.830% (3-Month USD LIBOR + 3.500%), 05/15/25	1,333,333	1,337,227
SonicWall, Inc., Term Loan – Second Lien, 9.830% (3-Month USD LIBOR + 7.500%), 05/17/26(b)	800,000	796,000
Starfish – V Merger Sub Inc. (Syncsort), Term Loan B 2017 – First Lien, 7.090% (3-Month USD LIBOR + 5.000%), 08/16/24	992,500	996,847
ViewPoint, Inc., Term Loan – First Lien, 8.250% (3-Month USD LIBOR + 4.250%), 07/19/24(b)	1,488,750	1,495,263
ViewPoint, Inc., Term Loan – Second Lien, 12.250% (3-Month USD LIBOR + 8.250%), 07/21/25(b)	1,750,000	1,758,750
Total Technology: Software		23,529,773

See accompanying Notes to Financial Statements
   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2018   11

THL Credit Senior Loan Fund
Schedule of Investments† (unaudited) (continued)June 30, 2018

Investments	Principal	Value
SENIOR LOANS(a) (continued)
Telecommunications – 4.8%
Avaya, Inc., Tranche B Term Loan – First Lien, 6.320% (1-Month USD LIBOR + 4.250%), 12/15/24	$5,567,921	$5,583,149
Rackspace Hosting (Inception Merger Sum, Inc.), 2017 Term Loan B – First Lien, 5.360% (3-Month USD LIBOR + 3.000%), 11/03/23	997,487	986,470
Total Telecommunications		6,569,619
Transportation: Services – 5.4%
ATS Consolidated, Inc. (American Traffic Solutions) Term Loan B – First Lien, 5.840% (1-Month USD LIBOR + 3.750%), 02/23/25	623,438	627,855
Commercial Barge Line Co. (American Commercial Lines), Initial Term Loan – First Lien, 10.840% (1-Month USD LIBOR + 8.750%), 11/12/20	2,353,408	1,647,750
Gruden Acquisition, Inc. (Quality Distribution LLC), Incremental Term Loan – First Lien, 7.830% (3-Month USD LIBOR + 5.500%), 08/18/22	3,378,143	3,407,718
Gruden Acquisition, Inc. (Quality Distribution LLC), Term Loan – Second Lien, 10.830% (3-Month USD LIBOR + 8.500%), 08/18/23(b)	500,000	502,917
Uber Technologies, Inc., Term Loan – First Lien, 6.000% (1-Month USD LIBOR + 4.000%), 03/21/25	1,120,000	1,125,365
Total Transportation: Services		7,311,605
Waste Management – 1.8%
EnergySolutions (Energy Capital Partners), Term Loan B – First Lien, 6.080% (3-Month USD LIBOR + 3.750%), 05/04/25(b)	1,000,000	1,003,125
GFL Environmental, Inc., Term B Loan – First Lien, 5.080% (3-Month USD LIBOR + 2.750%), 05/31/25 (Canada)(b)	1,400,967	1,393,962
Total Waste Management		2,397,087
Wholesale – 3.5%
4L Technologies, Inc. (Clover Technologies Group LLC), Term Loan – First Lien, 6.590% (1-Month USD LIBOR + 4.500%), 05/08/20	854,805	790,695
Associated Asphalt Partners, LLC (Road Holdings III, LLC), Term Loan B – First Lien, 7.340% (1-Month USD LIBOR + 5.250%), 04/05/24	988,929	968,947
FPC Holdings, Inc. (Fleetpride Corp.), Term Loan – First Lien, 6.590% (3-Month USD LIBOR + 4.500%), 11/19/22	2,992,500	3,016,814
Total Wholesale		4,776,456
Total Senior Loans (Cost $180,146,402)		177,245,232
CORPORATE BONDS – 9.0% (6.2% of Total Investments)
Aerospace & Defense – 0.1%
TransDigm, Inc., 6.375%, 06/15/26(e)	99,000	98,381
Banking, Finance, Insurance & Real Estate – 0.3%
AmWINS Group, Inc., 7.750%, 07/01/26(e)	100,000	101,750
Icahn Enterprises, 6.250%, 02/01/22(e)	131,000	133,784
Icahn Enterprises, 6.750%, 02/01/24(e)	131,000	132,228
Total Banking, Finance, Insurance & Real Estate		367,762

See accompanying Notes to Financial Statements
12   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2018

THL Credit Senior Loan Fund
Schedule of Investments† (unaudited) (continued)June 30, 2018

Investments	Principal	Value
CORPORATE BONDS (continued)
Building & Construction – 0.2%
Beacon Escrow Corp., 4.875%, 11/03/25(e)	$255,000	$235,456
Chemicals, Plastics & Rubber – 1.3%
Aruba Investments, Inc. (Angus Chemical), 8.750%, 02/15/23(e)	1,500,000	1,575,938
Berry Global, Inc., 4.500%, 02/15/26(e)	246,000	230,169
Total Chemicals, Plastics & Rubber		1,806,107
Consumer Products: Durables – 0.0%(f)
Griffon Corp., 5.250%, 03/01/22(e)	27,000	26,336
Consumer Products: Packaged Foods – 0.1%
Post Holdings, Inc., 5.750%, 03/01/27(e)	101,000	98,174
Energy, Oil & Gas – 0.2%
Pattern Energy Group, Inc., 5.875%, 02/01/24(e)	132,000	132,000
TerraForm Power Operating LLC, 4.250%, 01/31/23(e)	99,000	95,783
TerraForm Power Operating LLC, 5.000%, 01/31/28(e)	99,000	94,127
Total Energy, Oil & Gas		321,910
Healthcare & Pharmaceuticals – 0.6%
CHS/Community Health Systems, Inc., 8.625%, 01/15/24(e)	100,000	100,510
HCA, Inc., 5.375%, 02/03/25(e)	400,000	394,880
Valeant Pharmaceuticals International, Inc., 6.500%, 03/15/22 (Canada)(e)	129,000	133,596
Valeant Pharmaceuticals International, Inc., 7.000%, 03/15/24 (Canada)(e)	97,000	101,577
Valeant Pharmaceuticals International, Inc., 5.500%, 11/03/25 (Canada)(e)	102,000	100,633
Total Healthcare & Pharmaceuticals		831,196
Hotel, Gaming & Leisure – 0.7%
CRC Escrow Issuer Inc. (Caesars), 5.250%, 10/15/25(e)	308,000	291,537
Hilton Domestic Operating, 5.125%, 05/01/26(e)	101,000	99,396
Scientific Games International, Inc. (AKA SGMS), 5.000%, 10/15/25(e)	250,000	238,127
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 4.250%, 05/30/23(e)	175,000	167,436
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.250%, 05/17/27(e)	249,000	232,932
Total Hotel, Gaming & Leisure		1,029,428
Media: Broadcasting & Subscription – 2.1%
CCO Holdings LLC (Charter Communications), 5.000%, 02/01/28(e)	250,000	229,844
CSC Holdings LLC, 5.500%, 04/15/27(e)	100,000	95,562
CSC Holdings LLC, 5.375%, 02/01/28(e)	194,000	179,632
Gray Television, Inc., 5.125%, 10/15/24(e)	350,000	335,198
Radiate Holdco LLC (RCN Grande), Inc., 6.875%, 02/15/23(e)	96,000	92,880
Urban One (Radio One, Inc.), 7.375%, 04/15/22(e)	2,000,000	1,912,750
Total Media: Broadcasting & Subscription		2,845,866
Media: Diversified and Services – 0.1%
Match Group, Inc., 5.000%, 12/15/27(e)	200,000	186,250
Metals & Mining – 0.1%
Freeport-McMoRan Copper & Gold, Inc., 4.550%, 11/14/24(e)	99,000	94,416

See accompanying Notes to Financial Statements
   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2018   13

THL Credit Senior Loan Fund
Schedule of Investments† (unaudited) (continued)June 30, 2018

Investments	Principal	Value
CORPORATE BONDS (continued)
Packaging – 0.2%
Multi-Color Corp., 4.875%, 11/03/25(e)	$335,000	$315,737
Restaurants – 0.1%
Yum! Brands Inc. (KFC), 4.750%, 06/01/27(e)	113,000	106,926
Retail – 0.1%
Lithia Motors, Inc., 5.250%, 08/01/25(e)	128,000	125,813
Services: Business – 1.3%
ASP AMC Merger Sub, Inc. (Air Methods), 8.000%, 05/15/25(e)	744,000	615,970
First Data Corporation, 7.000%, 12/01/23(e)	150,000	156,331
Iron Mountain US Holdings, Inc., 5.375%, 06/01/26(e)	383,000	365,628
Iron Mountain, Inc., 4.375%, 06/01/21(e)	383,000	382,760
Iron Mountain, Inc., 5.250%, 03/15/28(e)	98,000	90,919
MSCI, Inc., 5.375%, 05/15/27(e)	50,000	50,264
United Rentals North America, Inc., 4.875%, 01/15/28(e)	150,000	139,594
Total Services: Business		1,801,466
Services: Consumer – 0.5%
Lions Gate Capital Holdings LLC, 5.875%, 11/01/24	153,000	155,318
Netflix, Inc., 4.875%, 04/15/28(e)	308,000	293,700
Netflix, Inc., 5.875%, 11/15/28(e)	202,000	204,555
Total Services: Consumer		653,573
Technology: Hardware – 0.1%
Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 7.125%, 06/17/24(e)	189,000	200,632
Telecommunications – 0.5%
Frontier Communications Corp., 8.500%, 04/01/26(e)	108,000	104,355
Level 3 Financing, Inc., 5.375%, 01/15/24(e)	150,000	147,187
Rackspace Hosting, Inc., 8.625%, 11/15/24(e)	303,000	304,856
Sprint Communications, Inc., 6.000%, 11/15/22(e)	101,000	100,243
Total Telecommunications		656,641
Waste Management – 0.4%
GFL Environmental, Inc., 5.625%, 05/02/22 (Canada)(e)	116,000	111,940
GFL Environmental, Inc., 5.375%, 03/01/23 (Canada)(e)	400,000	372,201
Total Waste Management		484,141
Total Corporate Bonds (Cost $12,592,872)		12,286,211
	Shares
COMMON STOCKS – 0.0%(f) (0.0% of Total Investments)
Retail – 0.0%(f)
Charming Charlie LLC*(b)(d)	4,376,711	0
Services: Consumer – 0.0%(f)
New Millennium Holdco, Inc.*(b)(d)	29,712	2,228
Total Common Stocks (Cost $849,201)		2,228

See accompanying Notes to Financial Statements
14   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2018

THL Credit Senior Loan Fund
Schedule of Investments† (unaudited) (continued)June 30, 2018

Investments	Principal	Value
MONEY MARKET FUND – 7.1% (4.8% of Total Investments)
Morgan Stanley Institutional Liquidity Treasury Portfolio – Institutional Share Class, 1.78%(h) (Cost $9,616,723)	$9,616,723	$9,616,723
Total Investments in Securities – 146.1% (Cost $203,205,198)		199,150,394
Line of Credit Payable (Cost $58,000,000) – (42.5)%		(58,000,000)
Liabilities in Excess of Other Assets – (3.6)%		(4,821,698)
Net Assets – 100.0%		$136,328,696

*
Non-income producing security.

‡
Securities are US securities, unless otherwise noted below.

(a)
Senior loans pay interest at rates that are periodically determined on the basis of a floating benchmark lending rate, often subject to a floor, plus a spread. The most popular benchmark lending rates are the London Interbank Offered Rate (“LIBOR”), the rate that contributor banks in London charge each other for interbank deposits, and the prime rate offered by one or more major U.S. banks (“Prime”). Both LIBOR and Prime were utilized as benchmark lending rates for the senior loans at June 30, 2018. The rates shown represent the contractual rates (benchmark rate or floor plus spread) in effect at period end. Senior Loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.

(b)
Fair Value Level 3 security. All remaining securities are categorized as Level 2.

(c)
All or a portion of this position has not settled as of June 30, 2018. The Fund will not accrue interest until the settlement date at which point LIBOR will be established.

(d)
Security has been deemed illiquid and has been fair valued in good faith in accordance with procedures established by the Board of Trustees.

(e)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Total fair value of Rule 144A securities amounts to $12,130,893 which represents approximately 8.9% of net assets as of June 30, 2018. Unless otherwise noted, 144A securities are deemed to be liquid.

(f)
Less than 0.05%.

(g)
The Fund held defaulted securities for which the income has been deemed uncollectible. As of June 30, 2018, the aggregate value of those securities was $1,733,366, representing 1.3% of the Fund’s net assets. The Fund no longer accrues income on securities once the income has been deemed uncollectible.

(h)
Rate shown reflects the 7-day yield as of June 30, 2018.

See accompanying Notes to Financial Statements
   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2018   15

THL Credit Senior Loan Fund
Schedule of Investments (unaudited) (concluded)June 30, 2018

SUMMARY OF SCHEDULE OF INVESTMENTS	% of Net Assets
Aerospace & Defense	3.4%
Automotive	2.2
Banking, Finance, Insurance & Real Estate	4.0
Beverage, Food & Tobacco	1.7
Building & Construction	1.1
Capital Goods	1.0
Chemicals, Plastics & Rubber	1.6
Consumer Products: Durables	0.0(a)
Consumer Products: Non Durables	2.6
Consumer Products: Packaged Foods	0.1
Electrical Equipment	0.7
Energy, Oil & Gas	4.9
Healthcare & Pharmaceuticals	6.3
Hotel, Gaming & Leisure	5.9
Manufacturing	7.9
Media: Advertising, Printing & Publishing	0.7
Media: Broadcasting & Subscription	7.5
Media: Diversified and Services	1.9
Media: Services	3.1
Metals & Mining	1.4
Packaging	1.0
Restaurants	2.0
Retail	8.2
Services: Business	20.1
Services: Consumer	4.0
Services: Rental	0.3
Technology: Hardware	1.4
Technology: Semiconductor	1.5
Technology: Services	8.8
Technology: Software	17.3
Telecommunications	5.3
Transportation: Services	5.4
Waste Management	2.2
Wholesale	3.5
Money Market Fund	7.1
Total Investments	146.1
Line of Credit Payable	(42.5)
Liabilities in Excess of Other Assets	(3.6)
Net Assets	100.0%

(a)
Less than 0.05%.

See accompanying Notes to Financial Statements
16   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2018

THL Credit Senior Loan Fund Statement of Assets and Liabilities	June 30, 2018 (unaudited)
ASSETS
Investments, at value (cost $203,205,198)	$199,150,394
Cash	297,676
Receivable for investments sold	1,743,447
Interest receivable	597,083
Prepaid and other expenses	19,072
Total Assets	201,807,672
LIABILITIES
Borrowings (Note 4)	58,000,000
Payable for securities purchased	7,146,189
Advisory fee payable (Note 5)	38,352
Compliance fee payable	1,721
Net unrealized depreciation on delayed draw loan commitments	23,316
Other accrued expenses	269,398
Total Liabilities	65,478,976
Net Assets	$136,328,696
COMPONENTS OF NET ASSETS
Paid-in-capital	$141,313,911
Undistributed net investment income	600,796
Accumulated net realized loss on investments	(1,507,891)
Net unrealized depreciation on investments	(4,054,804)
Net unrealized depreciation on delayed drawn loan commitments	(23,316)
Net Assets	$136,328,696
Common Shares Outstanding (unlimited shares authorized; $0.001 per share par value)	7,418,990
Net Asset Value Per Share	$18.38

See accompanying Notes to Financial Statements
   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2018   17

THL Credit Senior Loan Fund Statement of Operations	For the Six Months Ended June 30, 2018 (unaudited)
INVESTMENT INCOME:
Interest	$6,573,534
Total Investment Income	6,573,534
EXPENSES:
Advisory fees (Note 5)	1,005,471
Interest expense & fees on borrowings (Note 4)	802,958
Professional fees	137,428
Trustees’ fees and expenses (Note 5)	65,457
Administration fees	58,937
Investor support services fees (Note 5)	46,053
Printing and mailing expense	18,130
Insurance expense	15,132
Compliance fees (Note 5)	14,555
Custodian fees	12,397
NYSE listing fee	11,778
Transfer agent fees	9,747
Other expenses	65,649
Total Expenses	2,263,692
Net Investment Income	4,309,842
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS AND DELAYED DRAW LOAN COMMITMENTS:
Net realized loss investments	(222,199)
Net change in unrealized depreciation on investments	238,338
Net change in unrealized depreciation on delayed draw loan commitments	(22,553)
Net realized and change in unrealized loss on investments and delayed draw loan commitments	(6,414)
Net Increase in Net Assets from Operations	$4,303,428

See accompanying Notes to Financial Statements
18   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2018

THL Credit Senior Loan Fund Statement of Changes in Net Assets	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31, 2017
OPERATIONS
Net investment income	$4,309,842	$9,336,799
Net realized loss on investments	(222,199)	(795,680)
Net change in unrealized appreciation (depreciation) on investments and delayed draw loan commitments	215,785	(1,420,141)
Net increase in net assets from operations	4,303,428	7,120,978
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(4,273,338)	(9,080,482)
Total distributions to shareholders	(4,273,338)	(9,080,482)
Net Increase (Decrease) in Net Assets	30,090	(1,959,504)
NET ASSETS:
Beginning of period	$136,298,606	$138,258,110
End of period	$136,328,696	$136,298,606
Undistributed net investment income	$600,796	$564,292

See accompanying Notes to Financial Statements
   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2018   19

THL Credit Senior Loan Fund Statement of Cash Flows	For the Six Months Ended June 30, 2018
Cash Flows From Operating Activities:
Net increase in net assets from operations	$4,303,428
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of long-term investments	(60,707,450)
Proceeds from sales of long-term investments	58,682,826
Net decrease in short-term investments	879,986
Net change in unrealized appreciation on investments	(238,338)
Net change in unrealized depreciation on delayed draw loan commitments	22,553
Net accretion/amortization of premium or discount	(267,712)
Net increase in realized gains from principal paydowns	(295,103)
Net realized loss on investments	222,199
Decrease in receivable for investments sold	1,675,986
Decrease in interest receivable	227,656
Decrease in prepaid expenses	7,762
Decrease in payable for investments purchased	(300,290)
Decrease in advisory fee payable	(137,221)
Decrease in investor support services fee payable	(8,361)
Decrease in compliance fee payable	(773)
Increase in other accrued expenses	136,312
Net cash provided by operating activities	4,203,406
Cash Flows from Financing Activities:
Distributions paid	(4,273,338)
Net cash used by financing activities	(4,273,338)
Net decrease in cash	(69,878)
Cash, beginning of period	367,554
Cash, end of period	$297,676
Supplemental disclosure of cash flow information:
Cash paid for interest on borrowings	$802,958
See accompanying Notes to Financial Statements
20   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2018

THL Credit Senior Loan Fund Financial Highlights	For the Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	For the Period September 20, 2013 to December 31, 2013
Common Shares
Per Share Operating Performance
Net Asset Value, beginning of period	$18.37	$18.64	$17.25	$18.74	$19.42	$19.06
Operations:
Net investment income(1)	0.58	1.26	1.37	1.36	1.25	0.33
Net realized and unrealized gain (loss) on investments and delayed draw loan commitments(2)	0.01	(0.31)	1.29	(1.50)	(0.50)	0.27
Total income (loss) from operations	0.59	0.95	2.66	(0.14)	0.75	0.60
Distributions to shareholders from:
Net investment income	(0.58)	(1.22)	(1.27)	(1.27)	(1.32)	(0.24)
Net realized gains	—	—	—	(0.08)	(0.11)	—
Total distributions to shareholders	(0.58)	(1.22)	(1.27)	(1.35)	(1.43)	(0.24)
Net assets value per share, end of period	$18.38	$18.37	$18.64	$17.25	$18.74	$19.42
Market price per share, end of period	$17.27	$16.86	$18.74	$15.86	$17.06	$18.36
Total return:(3)
Net asset value	3.21%	5.23%	15.99%	(0.96)%	3.87%	3.15%
Market value	5.90%	(3.65)%	27.75%	0.69%	0.58%	(7.00)%
Ratios/Supplemental Data:
Net Assets, end of period (000’s)	$136,329	$136,299	$138,258	$127,955	$139,025	$144,046
Ratio of expenses, including interest on borrowings, to average net assets	3.32%(4)	3.03%	2.65%	2.63%	2.38%	2.46%(4)
Ratio of net investment income, including interest on borrowings, to average net assets	6.32%(4)	6.76%	7.72%	7.37%	6.44%	6.14%(4)
Portfolio turnover rate	31%	59%	41%	34%	93%	20%
Borrowings:
Aggregate principal amount, end of period (000s)	$58,000	$58,000	$52,000	$52,000	$49,000	$46,000
Average borrowings outstanding during the period (000s)	$0	$57,329	$52,929	$56,099	$41,834	$40,308(5)
Asset coverage, end of period per $1,000 of debt(6)	$3,350	$3,350	$3,658	$3,461	$3,837	$4,131

(1)
Based on average daily shares outstanding.

(2)
Realized and unrealized gain on investments and delayed draw loan commitments per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to the share transactions for the period.

(3)
Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. For NAV total returns, distributions are assumed to be reinvested at NAV on the distribution date. For market value total returns, distributions are assumed to be reinvested at the prices obtained under the Fund’s Dividend Reinvestment Plan. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period.

(4)
Annualized.

(5)
Average for the period since the first borrowing day of October 15, 2013.

(6)
Asset coverage equals the total net assets plus borrowings divided by the borrowings of the Fund outstanding at period end (Note 4). As debt outstanding changes, level of invested assets may change accordingly. Asset coverage ratio provides a measure of leverage.

See accompanying Notes to Financial Statements
   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2018   21

THL Credit Senior Loan Fund
Notes to Financial Statements (unaudited)June 30, 2018

1. ORGANIZATION
THL Credit Senior Loan Fund (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund is an unincorporated business trust established under the laws of Delaware by an Agreement and Declaration of Trust dated July 30, 2013. The Fund commenced operations on September 20, 2013.
The Fund’s investment objective is to provide current income and preservation of capital primarily through investments in U.S. dollar-denominated senior secured corporate loans and notes (“Senior Loans”).
Through June 21, 2018, Four Wood Capital Advisors LLC (“FWCA”) served as the Fund’s investment adviser. FWCA had engaged THL Credit Advisors LLC (“THL Credit”) to serve as the sub-adviser to the Fund. On June 22, 2018, THL Credit commenced serving as the sole investment adviser to the Fund pursuant to an interim advisory agreement (the “Interim THL Agreement”) that was approved by the Fund’s Board of Trustees (the “Board”) in accordance with Rule 15a-4 under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s Board also approved a new, non-interim, advisory agreement between the Fund and THL Credit (the “New THL Agreement”), which was approved by the Fund’s shareholders on August 3, 2018.
2. SIGNIFICANT ACCOUNTING POLICIES
The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The Fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (‘‘U.S. GAAP’’). These principles require the Fund’s Adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The Fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.
The following summarizes the significant accounting policies followed by the Fund in the preparation of its financial statements.
Securities Valuation: The Fund holds portfolio securities that are fair valued at the close of each day on the New York Stock Exchange (“NYSE”), normally at 4:00 P.M., Eastern Time. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has delegated fair valuation responsibilities to a valuation committee (the “Committee”), subject to the Board’s supervision and direction, through the adoption of procedures for valuation of the Fund’s securities (the “Valuation Procedures”). The Committee consists of certain designated individuals of the Fund’s Adviser and Sub-adviser. Under the current Valuation Procedures, the Committee is responsible for, among other things, determining and monitoring the value of the Fund’s assets. The Valuation Procedures allow the Fund to utilize independent pricing vendor services, quotations from market makers and other valuation methods in events when market quotations are not readily available or not representative of the fair value of the securities.
The Fund’s securities are valued by various methods, as described below:
Senior Loans are valued at prices supplied by the Fund’s pricing agent based on broker-dealer supplied valuations (including mid or average prices) and other criteria or directly by independent brokers when the pricing agent does not provide a price or the Valuation Committee does not believe that the pricing agent price reflects the current market value. If a price of a position is sourced using independent brokers, the Sub-adviser shall seek to obtain an evaluation bid price from at least two independent brokers who are knowledgeable about the position. The price of the position would be deemed to be an average of such bid prices.
22   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2018

THL Credit Senior Loan Fund
Notes to Financial Statements (unaudited) (continued)June 30, 2018

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Fixed income securities (including short-term obligations) are valued at prices supplied by the Fund’s pricing agent based on broker-dealer supplied valuations, or in the absence of broker-dealer supplied valuations, matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.
Exchange traded equity securities are valued at the last quoted sales price as of the close of the exchange or, in the absence of a sale, the closing bid price, with the exception that for securities traded on the London Stock Exchange and National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”), those securities are valued at the official closing price.
Non-exchange traded equity securities are valued at prices supplied by the Fund’s pricing agent based on the average of the bid/ask prices quoted by brokers that are knowledgeable about the securities.
Money market funds are valued at their net asset value.
Fair Value Measurement
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities at the measurement date.
Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3 — Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions that a market participant would use in valuing the asset or liability based on the best information available.
Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933 as amended); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g., an event that occurs after the close of the markets on which the security is traded but before the time as of which a Fund’s net asset value is computed and that may materially affect the value of the Fund’s investment). Examples of events that may be “significant events” are government actions, natural disasters, armed conflicts and acts of terrorism.
The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Fund’s perceived risk of investing in those securities.
The valuation techniques used by the Fund to measure fair value for the year ended June 30, 2018 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.
   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2018   23

THL Credit Senior Loan Fund
Notes to Financial Statements (unaudited) (continued)June 30, 2018

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The following table summarizes the valuation of the Fund’s investments under the fair value hierarchy levels as of June 30, 2018:
Asset Type	Level 1	Level 2	Level 3	Total
Senior Loans
Aerospace & Defense	$—	$3,002,596	$1,473,844	$4,476,440
Automotive	—	1,062,040	1,904,825	2,966,865
Banking, Finance, Insurance & Real Estate	—	4,520,811	498,750	5,019,561
Beverage, Food & Tobacco	—	—	2,383,177	2,383,177
Building & Construction	—	—	1,202,850	1,202,850
Capital Goods	—	1,425,559	—	1,425,559
Chemicals, Plastics & Rubber	—	—	478,298	478,298
Consumer Products: Non Durables	—	2,712,283	793,077	3,505,360
Electrical Equipment	—	1,004,986	—	1,004,986
Energy, Oil & Gas	—	5,607,647	746,255	6,353,902
Healthcare & Pharmaceuticals	—	5,988,521	1,832,015	7,820,536
Hotel, Gaming & Leisure	—	5,123,777	1,989,963	7,113,740
Manufacturing	—	8,521,917	2,278,307	10,800,224
Media: Advertising, Printing & Publishing	—	940,439	—	940,439
Media: Broadcasting & Subscription	—	5,957,990	1,463,616	7,421,606
Media: Diversified and Services	—	2,409,893	—	2,409,893
Media: Services	—	4,163,191	—	4,163,191
Metals & Mining	—	1,758,314	—	1,758,314
Packaging	—	—	1,083,000	1,083,000
Restaurants	—	—	2,663,084	2,663,084
Retail	—	9,986,183	1,112,703	11,098,886
Services: Business	—	19,519,516	6,093,682	25,613,198
Services: Consumer	—	2,784,837	1,973,863	4,758,700
Services: Rental	—	409,165	—	409,165
Technology: Hardware	—	1,749,186	—	1,749,186
Technology: Semiconductor	—	2,089,080	—	2,089,080
Technology: Services	—	11,951,452	—	11,951,452
Technology: Software	—	15,660,810	7,868,963	23,529,773
Telecommunications	—	6,569,619	—	6,569,619
Transportation: Services	—	6,808,688	502,917	7,311,605
Waste Management	—	—	2,397,087	2,397,087
Wholesale	—	4,776,456	—	4,776,456
Corporate Bonds*	—	12,286,211	—	12,286,211
Common Stocks*	—	—	2,228	2,228
Money Market Fund	—	9,616,723	—	9,616,723
Total Investments	$—	$158,407,890	$40,742,504	$199,150,394

*
Please refer to Schedule of Investments for breakdown of valuations by industry.

24   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2018

THL Credit Senior Loan Fund
Notes to Financial Statements (unaudited) (continued)June 30, 2018

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:
Senior Loans
Balance as of December 31, 2017	$52,376,821
Realized gain	(82,250)
Change in unrealized appreciation	858,503
Amortization (accretion)	55,574
Purchases	12,718,119
Sales and principal paydowns	(14,115,258)
Transfers into Level 3	5,442,871
Transfers out of Level 3	(16,511,876)
Balance as of June 30, 2018	$40,742,504
Net change in unrealized appreciation attributable to level 3 investments held at June 30, 2018	$1,103,331

It is the Fund’s policy to recognize transfers into and out of all levels at the beginning of the reporting period.
There were no transfers between Level 1 and 2 during the period.
Investments were transferred into and out of Level 3 and into and out of Level 2 during the period ended June 30, 2018 due to changes in the quantity and quality of information, specifically the number of vendor quotes available and the staleness of prices, obtained to support the fair value of each investment as assessed by the Advisor.
The valuation techniques and significant amounts of unobservable inputs used in Fund’s Level 3 securities are outlined in the table below:
	Fair Value	Valuation Technique	Unobservable Input	Range
Senior Loans	$40,742,504	Third-party vendor service	Vendor quotes	N/A
Cash
The Fund’s cash is maintained with a major United States financial institution, which is a member of the Federal Deposit Insurance Corporation. While the Fund’s cash balance may exceed Insurance limits at times, the risk of loss is remote.
Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Interest income, adjusted for the accretion of discount and amortization of premiums, is recorded on an accrual basis. Realized gains and losses on investments, if any, are determined on an identified cost basis. Paydown gains and losses are netted and recorded as interest income on the Statement of Operations.
Interest Expense and Fees on Borrowings
Interest expense and fees on borrowings relates to the Fund’s borrowings and includes interest paid plus any commitment fees on unused balances. They are recorded on an accrual basis.
   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2018   25

THL Credit Senior Loan Fund
Notes to Financial Statements (unaudited) (continued)June 30, 2018

2. SIGNIFICANT ACCOUNTING POLICIES (concluded)
Federal Income Tax Information
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its earnings to its shareholders. In early 2018, the Fund paid an excise tax liability of approximately $17,759 relating to the tax year 2017.
Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.
Fund management has determined that the Fund has not taken any uncertain tax positions that require adjustment to the financial statements. The Fund will file income tax returns in the U.S. federal jurisdiction and tax returns in certain other jurisdictions. As of June 30, 2018, the tax years ended December 31, 2014, 2015 and 2016 remains subject to examination by the Fund’s major tax jurisdictions.
Distributions
The Fund intends to make regular monthly cash distributions of all or a portion of its investment company taxable income (which includes ordinary income and short-term capital gains) to common shareholders. The Fund also intends to pay any “net capital gains” (which is the excess of net long-term capital gains over net short-term capital losses) annually. Distributions to shareholders are recorded on the ex-dividend date. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions to shareholders from return of capital.
Indemnifications
Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
3. SENIOR LOANS
Under normal market conditions, the Fund will invest at least 80.0% of its Managed Assets, defined as the total assets of the Fund (including any assets attributable to borrowings for investment purposes), minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes), in fully collateralized, first lien corporate loans and notes. At June 30, 2018, 83.2% of the Fund’s Managed Assets were held in first lien Senior Loans.
Senior Loans are generally non-investment grade floating rate instruments that are secured by assets of the borrower. They generally hold a senior position in the capital structure of a borrower. Thus, they are generally repaid before unsecured Bank Loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.
Senior Loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity shown. Senior loans typically pay interest at rates that are periodically determined on the basis of a floating benchmark lending rate plus a spread.
26   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2018

THL Credit Senior Loan Fund
Notes to Financial Statements (unaudited) (continued)June 30, 2018

3. SENIOR LOANS (concluded)
Risks associated with first lien Senior Loans include (i) the borrower’s inability to meet principal and interest payments on its obligations; (ii) the fact that prepayments may occur at any time without premium or penalty and that the exercise of prepayment rights during periods of declining spreads could cause the Fund to reinvest prepayment proceeds in lower-yielding investments; and (iii) price volatility due to such factors as interest rate sensitivity, market perception of the credit worthiness of the borrower and general market liquidity.
Second lien loans are generally second in line in terms of repayment priority. Second lien loans generally are subject to similar risks as those associated with investments in first lien Senior Loans. In addition, because second lien loans are subordinated in payment and/or lower in lien priority to first lien Senior Loans, they are subject to additional risk that the cash flow of the borrower and property securing the loan or debt may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. At June 30, 2018, the Fund had invested $15,577,009 in second lien loans.
The Fund may purchase assignments of, and participations in, Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Fund succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.
4. BORROWINGS
On October 4, 2017, the Fund entered into a $65.0 million credit agreement with Societe Generale, New York Branch, expiring on October 2, 2020 (the “Credit Facility”) to pay off and replace the Fund’s previous facility with The Bank of New York Mellon. Borrowings under the Credit Facility are secured by the Fund’s assets as collateral. In accordance with the 1940 Act, the Fund’s borrowings under the Credit Facility will not exceed 33 1∕3% of the Fund’s Managed Assets at the time of borrowing.
The Credit Facility bears an unused commitment fee on the unused portion of the Unused Facility Amount equal to 0.55% on any day that the outstanding principal balance is less than 85% of the Credit Facility. The per annum rate of interest for borrowings under the Credit Facility is equal to LIBOR for one month plus 0.95% per annum and is payable monthly.
At June 30, 2018, the Fund had borrowings outstanding of  $58,000,000 at an interest rate of 3.08%. For the six months ended June 30, 2018, the average borrowings under the Credit Facility and the average interest rate were $58,000,000 and 2.76%, respectively. For the six months ended June 30, 2018, the Fund did not incur any unused commitment fees. As of June 30, 2018, the Fund’s effective leverage represented 29.8% of the Fund’s Managed Assets. Due to the short term nature of the Credit Facility, face value approximates fair value at June 30, 2018.
Under the Credit Facility, the Fund has agreed to certain covenants and additional investment limitations while the leverage is outstanding. The Fund agrees to maintain asset coverage of three times over outstanding borrowings.
The Fund utilizes the Credit Facility to increase its assets available for investment. When the Fund leverages its assets, common shareholders bear the fees associated with the Credit Facility and have the potential to benefit from or be disadvantaged by the use of leverage. The investment advisory fee is also increased in dollar terms from the use of leverage. Consequently, the Fund and the Adviser may have differing interest in determining whether to leverage the Fund’s assets. Leverage creates risks that may adversely affect the return for the holders of common shares, including:
•
the likelihood of greater volatility of net asset value and market price of common shares;

   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2018   27

THL Credit Senior Loan Fund
Notes to Financial Statements (unaudited) (continued)June 30, 2018

4. BORROWINGS (concluded)
•
fluctuations in the interest rate paid for the use of the credit facility;

•
increased operating costs, which may reduce the Fund’s total return;

•
the potential for a decline in the value of an investment acquired through leverage, while the Fund’s obligations under such leverage remains fixed; and

•
the Fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements.

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used; conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived.
In addition to the risks created by the Fund’s use of leverage, the Fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the Credit Facility is terminated. Were this to happen, the Fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the Fund’s ability to generate income from the use of leverage would be adversely affected.
5. MANAGEMENT FEES, ADMINISTRATIVE FEES AND OTHER AGREEMENTS
Through June 21, 2018, FWCA administered the business and affairs of the Fund. FWCA also selected (subject to Board approval), contracted with and compensated THL Credit to manage the investment and reinvestment of the assets of the Fund. FWCA did not itself manage the Fund’s portfolio of assets but had ultimate responsibility to oversee THL Credit. In this connection, FWCA oversaw THL Credit’s management of the Fund’s investment operations in accordance with the investment objectives and related policies of the Fund, reviewed THL Credit’s performance and reported periodically on such performance to the Board.
The Fund paid FWCA as compensation under an advisory agreement an annual fee in an amount equal to 1.05% of the value of the Fund’s average daily Managed Assets through June 21, 2018.
Beginning June 22, 2018, THL Credit became the sole investment adviser to the Fund, taking over the responsibilities for administering the business and affairs of the Fund, along with the management of the Fund’s investment operations in accordance with the investment objectives and related policies of the Fund. For the period from June 22, 2018 through August 3, 2018, the Fund pays THL Credit as compensation under the Interim Advisory Agreement an annual fee in an amount equal to 0.80% of the value of the Fund’s average daily Managed Assets.
THL Credit has agreed to limit, indefinitely, certain specified expenses (including investor relations/investor support servicing fees, compliance fees, professional fees, third-party fund administration and accounting fees, printing and mailing expenses, listing fees, fees and expenses of the independent Trustees, and other expenses) borne by the Fund to an amount not to exceed 0.25% per year (the “Expense Cap”) of the Fund’s Managed Assets (pro-rated for the period in 2018 during which THL Credit serves as the Fund’s sole investment adviser). The Expense Cap will be measured on an annual basis, based on the Fund’s Managed Assets on December 31st of each year. In any year the Specified Expenses exceed the Expense Cap, THL Credit will promptly reimburse the Fund to eliminate such excess. THL Credit will not seek reimbursement for any amounts paid to the Fund under this agreement. As of June 30, 2018, there were no accruals for expense reimbursements recorded in the Fund’s Statement of Operations.
28   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2018

THL Credit Senior Loan Fund
Notes to Financial Statements (unaudited) (continued)June 30, 2018

5. MANAGEMENT FEES, ADMINISTRATIVE FEES AND OTHER AGREEMENTS (concluded)
Additionally, THL Credit has also agreed to bear up to $500,000 of certain expenses (including legal fees, fees incurred by the Independent Trustees, and costs incurred with the preparation and printing and mailing of proxy materials, proxy solicitation, and holding the shareholder meeting to approve the New THL Agreement) in connection with the transfer of the advisory relationship from FWCA to THL Credit. Expenses borne by THL Credit through June 30, 2018 approximate $250,000. The Fund has not recognized any expenses related to the transfer of the advisory relationship in its Statement of Operations for the six-month period ended June 30, 2018.
The Fund also had retained until June 21, 2018 Four Wood Capital Partners LLC (“FWCP”), an affiliate of FWCA, to provide investor support services in connection with the on-going operation of the Fund. Such services included providing ongoing contact with respect to the Fund and its performance with financial advisors that are representatives of broker-dealers and other financial intermediaries and communicating with the NYSE specialist for the Fund’s common shares, and with the closed-end analyst community regarding the Fund on a regular basis. The Fund paid FWCP as compensation under an investor support services agreement an annual fee in the amount of 0.05% of the value of the average daily Managed Assets of the Fund. Upon termination, effective June 22, 2018, THL Credit provides investor support services as part of its advisory relationship and the Fund no longer bears the annual fee of 0.05% of the value of the Fund’s average daily Managed Assets for the provision of such services.
The Bank of New York Mellon, the Fund’s administrator, accounting agent and custodian, holds the Fund’s assets, will settle all portfolio trades and will be responsible for calculating the Fund’s net asset value and maintaining the accounting records of the Fund.
American Stock Transfer and Trust Company, LLC is the Fund’s transfer agent, registrar, dividend disbursing agent and shareholder servicing agent, as well as the agent for the Fund’s dividend reinvestment plan.
Foreside Compliance Services, LLC provides a Chief Compliance Officer to the Fund.
The Fund pays every independent trustee a fee of  $17,000 per annum, plus $3,000 per in person meeting and $500 per substantive conference call fee for serving as a trustee of the Fund. In addition, the Fund pays members of the Audit Committee a fee of  $2,000 per annum and members of the Nominating and Corporate Governance Committee a fee of  $1,000 per annum. Interested trustees and officers of the Fund do not receive any remuneration from the Fund.
6. PORTFOLIO TRANSACTIONS
For the six month ended June 30, 2018, purchases and sales of investments, other than short-term securities, were $60,707,450 and $58,682,826, respectively.
7. CAPITAL
The following is a summary of share transactions for the six month ended June 30, 2018:
Shares of common stock, beginning of period	7,418,990
Change in shares of common stock outstanding	—
Shares of common stock, end of period	7,418,990

   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2018   29

THL Credit Senior Loan Fund
Notes to Financial Statements (unaudited) (continued)June 30, 2018

8. INCOME TAX INFORMATION
The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the six month period ended June 30, 2018, the Fund did not incur any income tax, interest, or penalties. As of June 30, 2018, the Advisor has reviewed all open tax years and concluded that there was no other impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2015, 2016 and 2017 will remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Advisor will monitor its tax positions to determine if adjustments to this conclusion are necessary.
The Fund distinguishes between dividends on a tax basis and on a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized losses in the components of net assets on the Statement of Assets and Liabilities.
The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at the fiscal year end; accordingly, tax basis balances have not been determined as of June 30, 2018.
As determined at December 31, 2017, certain permanent differences between financial and tax accounting were reclassified. These differences were primarily due to the differing tax treatment of certain investments and the payment of excise taxes. The amounts reclassified did not affect net assets. The reclassifications decreased accumulated net realized loss on investments by $587,823, decreased accumulated net investment income by $558,793 and decreased paid-in-capital by $29,030.
The tax character of distributions paid by the Fund during the fiscal years ended December 31, are as follows:
	Ordinary Income	Long-Term Capital Gain
2016	$9,422,116	$—
2017	$9,080,482	$—
As of December 31, 2017 the Fund had accumulated net realized capital loss carryovers from security transactions for Federal income tax purposes as shown in the table below. This amount may be used to offset realized capital gains if any, for an unlimited time.
Short-Term	Long-Term	Total
$ —	$713,553	$713,553
The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Fund does not have capital losses with no expiration.
30   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2018

THL Credit Senior Loan Fund
Notes to Financial Statements (unaudited) (continued)June 30, 2018

8. INCOME TAX INFORMATION (concluded)
Certain capital and qualified late year losses incurred after October 31, and within the current taxable year, are deemed to arise on the first business day of the Fund’s following taxable year. The fund elected to treat Post-October capital losses of  $572,140 as having been incurred in the following fiscal year following December 31, 2017.
At December 31, 2017, the tax components of net assets was as follows:
Undistributed Net Investment Income	Accumulated Net Realized Loss on Investments	Net Unrealized Depreciation on Investments
$564,292	$1,285,692	$4,293,142
At June 30, 2018, the cost basis of portfolio securities for federal income tax purposes is $203,205,198. Gross unrealized appreciation is $1,856,943, gross unrealized depreciation is $5,911,747 and net unrealized depreciation is $4,054,804. There is no difference between book and tax cost basis.
9. DELAYED DRAW LOAN COMMITMENTS
As of June 30, 2018, the Fund had the following unfunded loan commitments outstanding, which could be extended at the options of the borrower:
Loan	Principal Amount	Cost	Value	Net Unrealized Appreciation/ Depreciation
Charming Charlie LLC, Vendor Payment Financing Facility – First Lien, (LIBOR + 2.500%), 05/15/19	$305,150	$305,150	$282,264	$(22,886)
EOC Group, Inc., (Mavis Tire Express Services) Term Loan DD – First Lien, (LIBOR + 3.250%), 03/15/25	68,999	68,645	68,558	(87)
GFL Enviromental Inc., Term Loan DD – First Lien, (LIBOR + 2.750), 05/30/25 (Canada)	174,033	173,598	173,163	(435)
Heartland Dental LLC, Term Loan DD – First Lien, (LIBOR + 3.750), 04/17/25	146,739	146,005	146,097	92
Delayed draw loan commitments are marked to market on the relevant day of the valuation in accordance with the Fund’s valuation policy. Any related unrealized depreciation on unfunded delayed draw loan commitments is recorded on the Statement of Assets and Liabilities and the Statements of Operations.
10. SHAREHOLDER CONCENTRATIONS
As of June 30, 2018, based on public filings and/or information provided by such person, the following shareholder owns more than 5% of the outstanding shares of the Fund:
Shareholder	Percent of Ownership
Advisors Asset Management Inc.	9.2%
First Trust Portfolios LP	21.1%
The Fund’s market price may experience adverse effects when certain large shareholders, such as other funds, institutional investors, financial intermediaries and other investors purchase or sell a large number of shares of the Fund. While such large shareholder transactions would not impact the Fund’s liquidity or market value of the Fund’s investments, such transactions could have an impact on the Fund’s market price and also impact the premium or discount of the market price to its NAV in a more volatile manner than trading by shareholders with smaller holdings.
   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2018   31

THL Credit Senior Loan Fund
Notes to Financial Statements (unaudited) (concluded)June 30, 2018

11. SUBSEQUENT EVENTS
In preparing these financial statements, the Fund’s management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.
On July 31, 2018, the Fund paid a regularly scheduled distribution in the amount of  $0.096 per share to shareholders of record as of July 19, 2018.
The Fund declared a regularly scheduled distribution in the amount of $0.096 per share payable on August 31, 2018 to shareholders of record as of August 20, 2018.
On August 3, 2018, the Fund’s shareholders approved the New THL Agreement between the Fund and THL Credit. As of that date, the Interim THL Agreement terminated and THL Credit commenced serving as the Fund’s investment adviser pursuant to the New THL Agreement, which maintains the annual fee rate payable by the Fund for advisory services at 0.80% of the value of the Fund’s average daily Managed Assets.
32   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2018

THL Credit Senior Loan Fund
Board Consideration of the New Advisory Agreement (unaudited)June 30, 2018

Background
On April 24, 2018, the Independent Trustees met with representatives of THL Credit to discuss THL Credit’s capability to provide investment advisory services to the Fund and replace FWCA as the Fund’s investment adviser, which would result in, among other things, a reduction in the Fund’s overall fees and expenses. At this meeting, the Independent Trustees discussed THL Credit’s ability to serve as investment adviser and reviewed materials relating to THL Credit’s experience and ability to serve as sole investment adviser to the Fund, including information about THL Credit’s business, the personnel that would provide services to the Fund and THL Credit’s proposed advisory fees. Following this meeting, the Independent Trustees had additional conversations among themselves and with representatives of THL Credit to further discuss the proposal and materials prepared by THL Credit, including responses for additional information prepared by counsel to the Independent Trustees, and to discuss revisions to the proposal made at the request of the Independent Trustees. The Independent Trustees reviewed various materials previously prepared by each of THL Credit and FWCA, including financial information about each firm. In light of the various discussions and materials provided to the Independent Trustees, the Independent Trustees determined that THL Credit, if selected to act as the sole investment adviser, could significantly reduce costs to the Fund and result in substantial shareholder savings without any changes to the Fund’s portfolio management team or investment strategy. The Independent Trustees also considered recent changes in personnel at FWCA and FWCP and the potential impact that those could have on the services provided by FWCA and FWCP under the current agreements. The Independent Trustees also considered the increased use of third-party resources by FWCA and FWCP that resulted from the personnel changes.
At an in-person meeting held on May 24, 2018, the Board, including a majority of the Independent Trustees, considered and approved the Interim Advisory Agreement and the New Advisory Agreement. The Board then directed that the New Advisory Agreement be submitted to the Fund’s shareholders for approval with the Board’s recommendation that the shareholders vote to approve the New Advisory Agreement.
Factors Considered by the Board
In approving the Interim Advisory Agreement and the New Advisory Agreement, the Board discussed its duty to the Fund and noted that in its examination of various factors relevant in exercising its business judgment, the Board considered the following:
Nature, Extent and Quality of Services to be Provided. The Board received and considered various data and information regarding the nature, extent and quality of services to be provided under the Interim Advisory Agreement and the New Advisory Agreement. The Board noted that the same THL Credit personnel who provide portfolio management services under the Sub-Advisory Agreement would also provide those services under the Interim Advisory Agreement and the New Advisory Agreement. The Board further considered the potential benefits from obtaining investment advisory services directly from THL Credit, after terminating FWCA as the Fund’s investment adviser. In this regard, the Board took into account the reputation, capabilities, experience, organizational structure and financial resources of THL Credit as well as the Board’s first-hand experience and knowledge of THL Credit gained through the Board’s oversight of THL Credit as the Fund’s sub-adviser since the Fund’s inception. The Board also considered that, under the Interim Advisory Agreement and the New Advisory Agreement, THL Credit would provide the oversight and other services provided by FWCA under the FW Advisory Agreement as well as the investor support services currently provided by FWCP and the Fund would no longer bear the fees paid to FWCP for those investor support services. Based on this review, the Board concluded that the range and quality of services provided by THL Credit to the Fund under the Sub-Advisory Agreement were expected to continue under the Interim Advisory Agreement and the New Advisory Agreement, and that THL Credit would provide the same services currently provided by FWCA and FWCP under the FW Advisory Agreement and Support Agreement, respectively, under the Interim Advisory Agreement and the New Advisory Agreement, in each case at the same or improved levels.
   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2018   33

THL Credit Senior Loan Fund
Board Consideration of the New Advisory Agreement (unaudited) (continued)June 30, 2018

Factors Considered by the Board (continued)

Investment Performance. The Board considered the Fund’s investment performance results and considered these results in comparison to the performance results of other funds in an appropriate peer universe and to a benchmark index as provided by Broadridge Financial Solutions, Inc. (“Broadridge”). The Board also noted THL Credit’s performance as the Fund’s sub-adviser since the Fund’s inception. The Board considered the Fund’s performance results over the one-, two-, three- and four-year and since-inception periods ended February 28, 2018. The Board noted that the Fund had outperformed the average of the Fund’s peer universe for all periods presented. The Board also considered that the portfolio management personnel currently responsible for the management of the portfolio and the Fund’s investment strategy would not change as a result of the transition in investment adviser and, thus, the Fund would receive a significant reduction in costs while maintaining the same portfolio management team. The Board concluded that these factors supported approval of the Interim Advisory Agreement and the New Advisory Agreement.
Advisory Fees and Other Fees. The Board considered that the advisory fee rate would decrease under the Interim Advisory Agreement and the New Advisory Agreement. The Board took into account that the Fund’s contractual advisory fee rate of 1.05% of the average daily value of the Fund’s Managed Assets (as defined above) paid to FWCA under the FW Advisory Agreement would be reduced to 0.80% of the average daily value of the Fund’s Managed Assets paid to THL Credit under both the Interim Advisory Agreement and the New Advisory Agreement. The Board also considered information concerning management fees paid to investment managers of similarly managed funds as well as fees paid by other clients of THL Credit.
The Board further considered that THL Credit will provide investor support as part of its advisory relationship and the Fund will no longer bear the annual fee of 0.05% of the average daily Managed Assets of the Fund paid to FWCP for those services. The Board further considered that THL Credit agreed to limit, indefinitely, certain non-management expenses borne by the Fund to an amount not to exceed 0.25% per year of the Fund’s Managed Assets (pro rated for the period of 2018 during which THL Credit serves as the sole investment adviser to the Fund). The Board also took into account that THL Credit will bear up to $500,000 of certain expense in connection with the transfer of the advisory relationship from FWCA to THL Credit. The Board concluded that the reduced advisory fee rate and proposed expense limitation arrangements supported the approval of the Interim Advisory Agreement and the New Advisory Agreement.
Economies of Scale. The Board noted that, because the Fund is a closed-end fund that is not continually offering shares, there are limited opportunities for significant economies of scale to be realized by the Fund. The Board considered any potential economies of scale that may result from proposed changes to the Fund’s management arrangements and noted that this would be given further consideration on an annual basis going forward.
Fall-Out Benefits and Other Factors. The Board also considered other benefits to THL Credit and its affiliates expected to be derived from THL Credit’s relationship with the Fund as a result of the proposed changes to the Fund’s management arrangements, including the “fallout benefits,” such as reputational value derived from serving as investment adviser to the Fund. The Board took into account THL Credit’s assertion that it does not expect to derive any additional direct or indirect fall-out benefits that it does not already realize from acting as sub-adviser to the Fund.
Costs of Services to be Provided and Profitability. The Board considered THL Credit’s current profitability as the Fund’s sub-adviser and the Independent Trustees considered its estimated profitability as the Fund’s investment adviser and noted that THL Credit’s future profitability from its relationship with the Fund would be given further consideration on an annual basis going forward.
34   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2018

THL Credit Senior Loan Fund
Board Consideration of the New Advisory Agreement (unaudited) (concluded)June 30, 2018

Factors Considered by the Board (concluded)
Terms of the Agreements. The Board considered the terms of the Interim Advisory Agreement and the New Advisory Agreement, including how the material terms of each agreement compared to the FW Advisory Agreement. The Board noted that the material terms of the Interim Advisory Agreement and the New Advisory Agreement are substantially similar to the FW Advisory Agreement, except for certain differences which include, among other things, (i) services currently provided under the FW Advisory Agreement by FWCA as investment adviser and THL Credit as sub-adviser will be provided by THL Credit as sole investment adviser and (ii) the Fund’s annual investment advisory fee rate would decrease by 0.25% of the Fund’s average daily Managed Assets. The Board concluded the terms of the Interim Advisory Agreement and the New Advisory Agreement were reasonable and supported the approval of the Interim Advisory Agreement and the New Advisory Agreement.
In their deliberations, the Trustees did not identify any single item that was all-important or controlling and each Trustee may have attributed different weights to various factors. After an evaluation of the above-described factors and based on its deliberations and analysis of the information provided, the Board, including a majority of the Independent Trustees, concluded that approval of the Interim Advisory Agreement and the New Advisory Agreement is in the best interests of the Fund and its shareholders. Accordingly, the Board, including a majority of the Independent Trustees, approved the Interim Advisory Agreement and the New Advisory Agreement and recommended that shareholders vote “FOR” the approval of the New Advisory Agreement.
   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2018   35

THL Credit Senior Loan Fund
Supplemental Information (unaudited)June 30, 2018

Privacy Policy
Respecting Your Privacy
This privacy policy applies to individuals, and we reserve the right to change any or all of the principles, along with related provisions, at any time. You trust us with your financial and other personal information; we in turn are committed to respect your privacy and safeguard that information. By adhering to the practices described in this Policy, we affirm our continuing commitment to protecting your privacy.
Collection and use of shareholder information
The THL Credit Senior Loan Fund (the “Fund”) and the Fund’s transfer agent collect only relevant information about the Fund’s shareholders that the law allows or requires us to have in order to conduct our business and properly service you. We collect non-public financial and other personal information about you from the following sources (“Personal Information”):
•
Information you provide on applications or other forms (for example, your name, address, social security number and birth date)

•
Information derived from your transactions with us (for example, transaction amount, account balance and account number)

•
Information you provide to us if you access account information or conduct account transactions online (for example, password, account number, e-mail address, alternate telephone number)

Keeping information secure
We maintain physical, electronic and procedural safeguards to protect your Personal Information, and we continually assess new technology with the aim of adding new safeguards to those we have in place.
Use of personal and financial information by us and third parties
We do not sell Personal Information about current or former customers or their accounts to any third parties, and we have policies and procedures intended to prevent the disclosure of such information to third parties unless necessary to support the operations and administration of the Fund, the Fund’s compliance with applicable laws and regulations, or as otherwise permitted by law. Those who may receive Personal Information include companies that provide services to the Fund, such as transfer agency, technology and administrative services, as well as the investment advisor who is an affiliate of the Fund (collectively, “Service Providers”).
Limiting employee access to information
We limit access to Personal Information to only those employees of the Service Providers with a business reason to know such information.
Accuracy of information
We strive to keep our records of your Personal Information accurate, and we take immediate steps to correct errors. If there are any inaccuracies in your statements or in any other communications from us, please contact us or contact your investment professional.
Dividend Reinvestment Plan
The Dividend Reinvestment Plan (“Plan”) for THL Credit Senior Loan Fund (“Fund”), provides that a holder of the Fund’s common shares of beneficial interest (each, a “Common Share” and, collectively “Common Shares”) will be automatically enrolled in the Plan (each, a “Participant” and collectively, “Participants”). All dividends and distributions on such Shareholder’s Common Shares will be reinvested by American Stock Transfer and Trust Company, LLC (“Plan Administrator”), as agent for Shareholders
36   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2018

THL Credit Senior Loan Fund
Supplemental Information (unaudited) (continued)June 30, 2018

Dividend Reinvestment Plan (continued)
in administering the Plan, in additional Common Shares. Participation in the Plan may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record rate; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be paid in cash, please contact your broker.
Plan Details
1.
The Plan Administrator will open an account for each holder of Common Shares under the Plan in the same name in which such holder of Common Shares is registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere.

2.
If, on the payment date for any Dividend, the closing market price plus estimated per share fees (which include any brokerage commissions the Plan Administrator is required to pay) is equal to or greater than the net asset value (“NAV”) per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus per share fees, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date which typically will be approximately ten days. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2018   37

THL Credit Senior Loan Fund
Supplemental Information (unaudited) (concluded)June 30, 2018

Dividend Reinvestment Plan (concluded)
3.
The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

4.
In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

5.
There will be no charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a per share fee incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Participants that request a sale of shares through the Plan Administrator are subject to a $15.00 sales fee and a $0.10 per Common Share sold. All per share fees include any applicable brokerage commissions the Plan Administrator is required to pay.

6.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

7.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator, American Stock Transfer and Trust Company LLC, by telephone, 1-888-486-2770, through the Internet at www.amstock.com or in writing to American Stock Transfer and Trust Company LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560.

38   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2018

THL Credit Senior Loan Fund
Additional Information (unaudited)June 30, 2018

Corporate Governance
The Fund has filed the required CEO/CFO certifications regarding the quality of the Fund’s public disclosure as exhibits to the Forms N-CSR and Forms N-Q filed by the Fund over the past fiscal year. The Fund’s Form N-CSR and Form N-Q filings are available on the Securities and Exchange Commission’s website at www.sec.gov.
Proxy Voting Policies and Procedures
A description of the policies and procedures that are used by the Fund’s Sub-Adviser to vote proxies relating to the Fund’s portfolio securities is available (1) without charge, upon request, by calling 1-844-409-6354; and (2) as an exhibit to the Fund’s annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information regarding how the Sub-Adviser voted these proxies during the most recent twelve-month period ending December 31 will be available, without charge, upon request by calling 1-844-409-6354 and on the Commission’s website.
   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2018   39

Trustees
Brian Good
Steven A. Baffico
Joseph L. Morea*#
Laurie A. Hesslein*#
Ronald J. Burton*#
Michael Perino*# Officers
Brian Good
Jennifer Wilson
Joseph McDermott
Sabrina Rusnak-Carlson
Investment Adviser
THL Credit Advisors LLC
Administrator, Custodian & Accounting Agent
The Bank of New York Mellon
Transfer Agent, Dividend Paying Agent and Registrar
American Stock Transfer and Trust Company
Independent Registered Public Accounting Firm
RSM US LLP
Legal Counsel
Dechert LLP

*
Member of Audit Committee

#
Member of Nominating and Corporate Governance Committee

This report, including the financial information herein, is transmitted to the shareholders of THL Credit Senior Loan Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase their common shares in the open market.
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on Form N-Q is also available on the Fund’s website at www.thlcredittslf.com.
Information on the Fund is available at www.thlcredittslf.com or by calling 1-844-409-6354.
40   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2018

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The registrant did not engage in any securities lending activity during the fiscal period reported on this Form N-CSR.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)       THL CREDIT SENIOR LOAN FUND

By (Signature and Title)*    /s/ Brian W. Good

Brian W. Good, President and Principal Executive Officer

(principal executive officer)

Date      August 31, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Brian W. Good

Brian W. Good, President and Principal Executive Officer

(principal executive officer)

Date      August 31, 2018

By (Signature and Title)*   /s/ Jennifer Wilson

Jennifer Wilson, Treasurer, Principal Financial Officer and Secretary

(principal financial officer)

Date      August 31, 2018

* Print the name and title of each signing officer under his or her signature.